                                                                    Exhibit 10.4

                         FACILICOM INTERNATIONAL, INC.

                        1997 PHANTOM STOCK RIGHTS PLAN


1.  Definitions.
    -----------

         The terms defined in this Section 1 shall, for all purposes of this Plan, have the meanings herein specified:

         (a) "Administrator" shall mean such one or more persons who shall have been appointed by the Board.

         (b) "Board" shall mean the board of directors of the Corporation.

         (c) "Change in Control" shall mean the events described in Section 13 hereof.

         (d) "Common Stock" shall mean the Corporation's presently authorized Common Stock.

         (e) "Corporation" shall mean FaciliCom International, Inc., a Delaware corporation.

         (f) "Director" or "Directors" shall mean a member or members of the Board.

         (g) "Employee" or "Employees" shall mean key persons employed by the Corporation, or a Subsidiary thereof, on a full-time basis and who are compensated for such employment by a regular salary.

         (h) "Fair Market Value" shall mean the fair market value of the Corporation's Common Stock determined in accordance with Section 10 hereof.

         (i) "Initial Value" shall mean the initial value of a Phantom Stock Right as set forth in the Phantom Stock Right Agreement.

         (j) "Maturity Date" in respect of a Participant shall mean the effective date of the occurrence of a Triggering Event.

         (k) "Net Value" of a Phantom Stock Right shall mean an amount equal to the excess (if any) of the Fair Market Value of a Phantom Stock Right on the Maturity Date over the Initial Value of such Phantom Stock Right.

         (l) "Participant" shall mean a person who is granted a Phantom Stock Right under the Plan.

     (m) "Phantom Stock Right" shall mean the right in accordance with the terms and conditions of this Plan and of a Phantom Stock Right Agreement to receive a cash payment equal to the Net Value as to such Phantom Stock Right.

     (n) "Phantom Stock Right Agreement" shall mean a written agreement between the Corporation and a Participant setting forth the terms and conditions of the Phantom Stock Rights granted to such Participant hereunder.

     (o) "Plan" shall mean the FaciliCom International, Inc. 1997 Phantom Stock Plan.

     (p) "Subsidiary" shall mean any entity in which the Corporation owns, directly or indirectly through other Subsidiaries, more than 50% of the total combined voting power.

     (q) "Total Disability" in respect of a Participant shall mean the inability of such Participant, by reason of physical or mental incapacity, to perform the reasonably expected or customary duties of such Participant on a substantially full-time basis for a period either (x) longer than six consecutive months or
(y) more than nine months in any consecutive twelve month period, as determined by the Administrator (or in the case of the Administrator, by the Board) in its (or their) sole discretion.

     (r) "Triggering Event" in respect of a Participant shall mean the occurrence of any of the following events: (i) retirement of such Participant from the employ, or as a Director or officer, of the Corporation or a Subsidiary both (A) at the time or after such Participant has attained the age of 65 years and (B) following not fewer than 10 years of continuous employment of such Participant by, or service by such Participant to, the Corporation or a Subsidiary; (ii) termination of such Participant's employment with, or status as a Director or officer of, the Corporation or a Subsidiary, but only with the written agreement of the Corporation or such Subsidiary that such termination constitutes a Triggering Event under this Plan; (iii) such Participant's death or (iv) such Participant's Total Disability.

2.  Purposes.
    --------

    The purposes of the Plan are to promote the growth and profitability of the Corporation by enabling it to attract and retain the best available personnel for positions of substantial responsibility, to provide Directors, officers and key Employees with an opportunity to share in the growth in value of the Corporation and to give them an additional incentive to increase their efforts on behalf of the Corporation and its Subsidiaries.


3.  Administration.
    --------------

    The Plan shall be administered by the Administrator. The Administrator shall be appointed by the Board and shall consist of such members as the Board may determine. The Administrator shall be eligible to receive Phantom Stock Rights hereunder only with the consent of the Board.

    The Administrator shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.


4.  Eligibility.
    -----------

    Subject to the provisions of the Plan, the Administrator shall determine and designate from time to time those Directors, officers and key Employees of the Corporation or its Subsidiaries to whom Phantom Stock Rights are to be granted and the number of Phantom Stock Rights covered by such grants. In determining the eligibility of a Director or an officer or Employee to receive Phantom Stock Rights, as well as in determining the number of Phantom Stock Rights to be granted, the Administrator shall consider the position and responsibilities of such Director, officer or Employee, the nature and value to the Corporation or a Subsidiary of his or her services and accomplishments, his or her present and potential contribution to the success of the Corporation or its Subsidiaries and such other factors as the Administrator may deem relevant.


5.  Phantom Stock Rights Available under the Plan.
    ---------------------------------------------

    The aggregate number of Phantom Stock Rights which may be granted under the Plan is 6,175. All such Phantom Stock Rights are subject to adjustment and substitution as set forth in Section 11.

    If any Phantom Stock Right granted under the Plan is cancelled by mutual consent or terminates or expires for any reason prior to maturity in accordance with Section 8 hereof, that number of Phantom Stock Rights so cancelled shall again be available for purposes of the Plan.


6.  Grant of Phantom Stock Rights.
    -----------------------------

    The Administrator (or as it relates to a member of the Administrator, the Board) shall have full and complete authority, in its discretion subject to the provisions of the Plan, to grant Phantom Stock Rights containing such terms and conditions as the Administrator (or the Board) shall determine. The Administrator shall establish appropriate records for all Participants in which there shall be entered from time to time the number of Phantom Stock Rights granted to each Participant and the Initial Value thereof. All Phantom Stock Rights granted hereunder shall be effective only upon the execution and delivery of a Phantom Stock Agreement, or an amendment thereto, duly executed by the Chief Executive Officer or the President (if other than the Chief Executive Officer) on behalf of the Corporation and by the Participant to whom such Phantom Stock Rights are granted.


7.  Vesting of Phantom Stock Rights.
    -------------------------------

    (a) Subject to the provisions of this Plan for forfeiture set forth in
Section 8 hereof, Phantom Stock Rights granted pursuant to this Plan shall vest in a Participant in accordance with the schedule as set forth in the Phantom Stock Agreement. Notwithstanding such vesting schedule, all Phantom Stock Rights granted to a Participant pursuant to this Plan shall be 100% vested upon the Maturity Date in respect of such Participant.

    (b) Notwithstanding the foregoing vesting schedule, all Phantom Stock
Rights granted pursuant to this Plan shall be 100% vested upon the occurrence of a Change of Control pursuant to Section 13 hereof.


8.  Maturity of Phantom Stock Rights and Payment of Net Value.
    ---------------------------------------------------------

    (a) Maturity.  Phantom Stock Rights granted under this Plan shall mature
        --------
and become payable to a Participant upon the Maturity Date in respect of such Participant.

    (b) Payment.  Upon such Maturity Date, the Corporation shall become
        -------
obligated to pay to such Participant the Net Value of his or her Units. At the Corporation's option and irrespective of the manner of its exercise of such option in the case of any other Participant, the amount owing to any particular Participant hereunder shall be either (x) paid without interest to such Participant in a lump sum within 180 days following the Maturity Date or (y) deferred and credited to a liability account which shall be established on the books and records of the Corporation in the name of such Participant.

         (a) Any such amount which is so deferred shall be paid to such Participant, together with accrued and unpaid interest at the rate of 8% per annum commencing on the Maturity Date, in 20 equal semi-annual installments beginning on the first day of the second month following the month during which such Maturity Date occurs.

         (b) The Corporation shall have the right to prepay (together with accrued and unpaid interest on the amount being paid) at any time and from time to time any portion or all of the amount so deferred.


9.  Forfeiture of Phantom Stock Rights.
    ----------------------------------

    If the employment of a Participant (or, in the case of a Director or an officer who is not also an Employee, his or her status as such) terminates for any reason not constituting a Triggering Event, the rights of such Participant in respect of any then unvested Phantom Stock Rights shall thereupon terminate.

    If a Participant

         (a) engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment (or, in the case of a Director or an officer who is not also an Employee, termination of his or her status as such), which is in competition with the Corporation or any of its Subsidiaries, or if such Participant otherwise violates the terms of any similar restrictive covenant contained in any agreement to which such Participant is a party,

         (b) is terminated from the employ of the Corporation or a Subsidiary (or, in the case of a Director or an officer who is not also an Employee, whose status as such is terminated) in connection with the commission by such Participant of any crime,

         (c) is terminated from the employ of the Corporation or a Subsidiary for "cause" (as the same may be defined in such Participant's employment agreement with the Corporation or a Subsidiary), or

         (d) is terminated from the employ of the Corporation or a Subsidiary (or, in the case of a Director or an officer who is not also an Employee, whose status as such is terminated) on account of the commission of any act constituting gross negligence or willful misconduct in the performance of his or her employment or other duties, then the Administrator (or in the case of the Administrator or a Director, the Board) may in its discretion immediately terminate all rights in, to and in respect of all vested and unvested Phantom Stock Rights held by such Participant. All determinations made by the Administrator (or Board) under this
Section 9 shall be final and binding.


10.  Determination of Value of Phantom Stock Rights.
     ----------------------------------------------

     (a) The Initial Value of each Phantom Stock Right shall be such value as the Administrator, in its discretion, shall determine.

     (b) The Net Value of a Phantom Stock Right at any Maturity Date (in respect of a share of the Corporation's Common Stock) shall be equal to the excess (if any) of the Fair Market Value of a share of the Corporation's Common Stock on the Maturity Date over the Initial Value of such Phantom Stock Right.

     (c) The Fair Market Value of the Corporation's Common Stock shall be determined (as of a date not more than 12 months preceding the date as of which such determination is required to be made hereunder) in good faith by the Board. The Board shall take into consideration such factors as it deems relevant, which factors may include but are not limited to (i) the Corporation's past, current and expected profitability, (ii) the Corporation's past, present and expected revenues and net cash flow, (iii) the Corporation's book value, and (iv) the absence of an organized tracking market for shares of the Common Stock.


11.  Adjustment in Number and Initial Value of Phantom Stock Rights.
     --------------------------------------------------------------

     In the event of any increase or decrease in the number of outstanding shares of the Common Stock resulting from a subdivision or combination of shares or payment of a stock dividend, proportionate adjustments shall be made in the number of Phantom Stock Rights granted and/or in the Initial Value of all such Phantom Stock Rights by appropriate additional and correcting entries to the Corporation's Phantom Stock Rights ledger.

     In the event of any reorganization of the Corporation, recapitalization or reclassification of the Common Stock (other than by subdivision or combination of outstanding shares or payments of a stock dividend), or merger or consolidation of the Corporation, the Administrator in its sole discretion shall make equitable modifications and adjustments to the Phantom Stock Rights ledger and in the operation of this Plan to the end that the amount and character of the economic interests of each Participant shall correspond, as nearly as practicable, to the amount and character of such economic interests prior to such reorganization, recapitalization, reclassification, merger or consolidation.

     Whenever the Corporation pays a dividend on the Common Stock, the Initial Value of each Phantom Stock Right shall be reduced by an amount equal to the amount of the dividend divided by the number of shares of Common Stock then outstanding.


12.  Restrictions on Transfer of Phantom Stock Rights.
     ------------------------------------------------

     No Phantom Stock Right shall be transferable by a Participant other than by will, or if a Participant dies intestate, by the laws of descent and distribution of the state of domicile of the Participant at the time of death or pursuant to a final order of a court of competent jurisdiction. Except as set forth in the preceding sentence, no Phantom Stock Right or other rights or benefits under this Plan shall be in any manner either (x) subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge (and any attempt to effect same shall be null and void ab initio) or (y) liable for or subject to the debts, contracts, liabilities or legal or equitable duties of any Participant or any other person. A Participant may file with the Corporation a written designation of one or more primary beneficiaries and one or more contingent beneficiaries to whom payments coming due hereunder after the death of the Participant shall be made. If no primary or contingent beneficiary is named by the Participant, or if none survives the Participant, such payments shall be made to the estate of the Participant.

13.  Acceleration of the Maturity Date of Phantom Stock Rights.
     ---------------------------------------------------------

     Notwithstanding any other provisions of this Plan, all Phantom Stock Rights shall mature and become payable upon the occurrence of a Change in Control of the Corporation whether or not such Phantom Stock Rights are then vested under the provisions of the applicable agreements relating thereto. A Change in Control of the Corporation is any of the following: (i) a merger, consolidation or other reorganization in which the Corporation (x) is not the surviving entity or (y) survives only as a subsidiary of any entity (other than a previously wholly-owned Subsidiary of the Corporation), (ii) the acquisition by any person, entity or affiliated group of persons and entities (other than any one or more of the shareholders of the Corporation as of the Effective Date, and their respective Affiliates) of 50% or more of the combined voting power of the Corporation's then outstanding securities (including securities exercisable for or convertible into voting securities), or (iii) the consummation of a transaction requiring shareholder approval and involving the sale, lease or exchange of all or substantially all the assets of the Corporation. For purposes hereof, "Affiliate" shall mean, with respect to any shareholder of the Corporation, any individual or entity directly or indirectly controlling, controlled by or under common control with such shareholder, and such term shall include any individual who is an officer, director or employee of such shareholder or any Affiliate of such entity. As used in the immediately preceding sentence, the term "control" means, with respect to an entity, the right to exercise, directly or indirectly, a majority of the voting rights attributable to such entity, and the term "majority" means more than fifty percent (50%).


14.  Effect of the Plan on the Rights of Employees.
     ---------------------------------------------

     Neither the adoption of the Plan nor any action of the Board or the Administrator pursuant to the Plan shall be deemed to give any Director, officer or Employee any entitlement to be granted a Phantom Stock Right under the Plan, and nothing in the Plan, in any Phantom Stock Right granted under the Plan or in any Phantom Stock Right Agreement shall confer any right to any Director, officer or Employee to continue in the employment of, or in such status with, the Corporation or any Subsidiary or interfere in any way with the rights of the shareholders, the Corporation or any Subsidiary to terminate the employment or other status of any Director, officer or Employee at any time. The Phantom Stock Rights granted hereunder shall not be deemed to be securities of the Corporation and shall not confer upon a Participant any rights as a shareholder of the Corporation.


15.  Interpretation, Amendment, and Termination.
     ------------------------------------------

     In the event of any dispute or disagreement as to the interpretation of this Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board shall be final and binding upon all persons. The Board may, in its discretion, amend or terminate this Plan at any time. Termination of the Plan shall not affect the rights of Participants or their successors under any Phantom Stock Rights outstanding on the date of termination.


16.  Withholding Taxes.
     -----------------

     The Corporation unilaterally or by arrangement with the Participant shall make appropriate provision for satisfaction of any obligation to withhold taxes in the case of any grant, award, or other transaction which gives rise to a withholding requirement. A Participant shall be required to pay the Corporation or any Subsidiary in cash the amount of any taxes which the Corporation or Subsidiary is required to withhold.


17.  Effective Date of Plan.
     ----------------------

     The effective date and date of adoption of the Plan shall be December 22, 1997 (the "Effective Date").